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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) March 31, 1997
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                       Financial Asset Securities Corp.
                 -----------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-21071           06-1442101
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(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)      Identification No.)


                              600 Steamboat Road
                         Greenwich, Connecticut 06830
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                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (203) 625-2700
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Item  5.  Other Events
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Filing of Pooling and Servicing Agreement.
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     On  March 31,  1997, Financial  Asset Securities  Corp.  (the "Company")
entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Cityscape Corp., as
seller and servicer,  and First Bank National  Association, as trustee.   The
Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Pooling and Servicing Agreement


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
                                  ----------------------------------
                                  Name: Peter McMullin
                                  Title: Vice President



Dated:  December 1, 1997

                                Exhibit Index
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Exhibit                                                                  Page
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99.  Pooling and Servicing Agreement                                        6


                                 EXHIBIT 99